UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

SULPHCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N. Suite 190
Houston, TX  77043
(Address of principal executive offices)

Registrant’s telephone number, including area code (713) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On May 18, 2009, SulphCo, Inc. (the “Company” or “SulphCo”) issued a press release announcing that on May 14, 2009 in the matter of Talisman Talon Capital Fund, Ltd vs. Rudolf W. Gunnerman and SulphCo, Inc. the United States District Court – District of Nevada entered a judgment in favor of SulphCo and dismissed all claims with prejudice.  The judgment remains subject to appeal by the plaintiff.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release Dated May 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SULPHCO, INC.

Date: May 19, 2009	By:	/s/ Stanley W. Farmer
		Name:	Stanley W. Farmer
		Title:	Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary